FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                  September 23, 2005

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2005-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 8254 3029


NOTEHOLDERS REPORT - SERIES 2005-1G WST TRUST

Date of Report - Determination Date  19-Sep-05

Housing Loan Collection Period       12-Jun-05  to  11-Sep-05
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A1             23-Jun-05   to  23-Sep-05
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A1     92


Coupon Period - Class A2             23-Jun-05   to  23-Sep-05
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A2     92


Coupon Period - Class B              23-Jun-05   to  23-Sep-05
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      92

3 month BBSW at beginning of coupon period        5.66670%
3 Month USD-LIBOR              			  3.45188%

Foreign Exhcange Rate				  0.7740

Available Income                            30,444,730.30
Total Available Funds                       30,444,730.30
Accrued Interest Adjustment                 	     0.00
Redraws Made This Period                    41,810,359.61
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                               1,452,995.54
Total Payments                              26,668,622.52
Payment Shortfall                            	     0.00
Principal Draw This Period                   	     0.00
Total Principal Draws Outstanding            1,503,295.54
Gross Principal Collections                190,046,724.43
Principal Collections			   148,236,364.82
Excess Available Income                      3,776,107.78
Excess Collections Distribution              	     0.00
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr            1,602,644,101.91
Subordinated Percentage                           1.6003%
Initial Subordinated Percentage                   3.3000%
Average Quarterly Percentage                      0.0000%

               Principal/100,000     Coupon/100,000
Class A1          7,715.8673	        775.7619usd
Class A2	  7,715.8673	      1,261.5165 (per10,000)aud
Class B               0.0000          1,498.8943 (per10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A1     1,115,298,430.96	     72.64933%     1.00000
Class A2       392,382,266.17	     25.55935%
Class B         27,500,000.00         1.79132%
RFS                      0.00         0.00000%     0.00000
             1,535,180,697.13       100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A1       863,240,985.56         0.7847645
Class A2       303,703,874.02         0.7847645
Class B         21,285,000.00         1.0000000
RFS                      0.00         0.00
             1,188,229,859.58

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $   3,885,501
Unscheduled principal      $ 144,350,864
Principal Collections      $ 148,236,365




Fixed Interest Rate Housing Loan               $     9,039,166
Variable Rate Housing Loans                    $ 1,524,638,236
                                               $ 1,533,677,402

                    DELINQUENCY STATISTICS

                 Collection Period Ended:   11 September 2005

               Number     Current     Instalment   % by    % by
             of Loans
Current         9,999 	1,431,438,287 11,769,938  93.47%   93.33%
 1 - 29 Days      659      96,469,732 	 737,408   6.16%    6.29%
 30 - 59 Days      28	    4,157,116	  30,061   0.26%    0.27%
 60 - 89 Days       8       1,051,307      7,701   0.07%    0.07%
 90 - 119 Days      1	      224,880	   1,611   0.01%    0.01%
 120 - 149 Days     1         140,385        973   0.01%    0.01%
 150 - 179 Days     1         195,695 	   1,390   0.01%    0.01%
 180+ Days          0             0          0     0.00%    0.00%

  TOTAL        10,697  1,533,677,401 12,549,082  100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2005-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2005-1G WST
                              Trust,(Registrant)

Dated: 26 September, 2005
By:    /s/ Cameron Kelly

Name:    Cameron Kelly

Title: Trust Manager